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                     SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                               ---------------
                                  FORM 8-K

                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934




Date of Report:                                                February 18, 1997
Date of Earliest Event Reported:                             (February 13, 1997)
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                         The New Iberia Bancorp, Inc.
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            (Exact name of registrant as specified in its charter)



Louisiana                            0-13307                   72-0969631
--------------------       -----------------------          ------------------
(State or other            (Commission File                 (IRS Employer
 jurisdiction of            Number)                          Identification No
 incorporation)



             800 South Lewis Street, New Iberia, Louisiana  70560
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                   (Address of principal executive offices)

                                (318) 365-6761
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             (Registrant's telephone number, including area code)

                                     None
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        (Former name or former address, if changed since last report)
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Item 5.       OTHER EVENTS

       On February 13, 1997, The New Iberia Bancorp, Inc. ("Bancorp") and Regions Financial Corporation ("Regions") signed an Agreement and Plan of Merger by which Bancorp would be merged into Regions, subject to approval of the shareholders of Bancorp, regulatory approval and other conditions. Under the terms of the Agreement, Regions would exchange 0.36 of a share of its common stock for each share of Bancorp common stock, subject to possible adjustment.



Item 7.       Exhibit

              99.1  Press release dated February 14, 1997.




                                   SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               THE NEW IBERIA BANCORP, INC.
                               (Registrant)


Date: February 18, 1997        By: /s/ LEONARD J. FREYOU
                                  ---------------------------------------
                                   Name:  Leonard J. Freyou
                                   Title:  Sr. Vice President and Cashier
                                         --------------------------------




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                              INDEX TO EXHIBITS



EXHIBIT
NUMBER                   DESCRIPTION
-------                  -----------
  99.1        Press release dated February 14, 1997.
